Exhibit 10.35

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE UNDERLYING SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN APPLICABLE EXEMPTION THEREFROM.

                           LIFE MEDICAL SCIENCES, INC.

                    6.5% CONVERTIBLE SECURED PROMISSORY NOTE

            Date of Issuance: As of August 6, 2001       $40,000.00

      SECTION 1. General.

            Life Medical Sciences, Inc., a Delaware corporation (the "Company"), for value received, promises to pay to the order of Dimotech Ltd., a company organized and existing under the laws of the State of Israel ("Dimotech"), or its permitted assigns (Dimotech or such permitted assigns, the "Holder"), the sum of FORTY THOUSAND DOLLARS ($40,000.00), plus simple interest thereon from the Date of Issuance until paid at an annual interest rate, calculated on the basis of a 365 day year, equal to 6.5%. The principal hereof, and accrued and unpaid interest thereon, shall be payable by mail to the registered address of the Holder on the date which is the fifth anniversary of the Date of Issuance (the "Maturity Date"). Interest shall be payable quarterly in arrears within 10 business days after the end of each calendar quarter during the term of this Note, commencing with the calendar quarter ending December 31, 2001. Notwithstanding the foregoing, no payment of principal or interest shall be required to the extent that such principal and interest is or has been converted into equity securities of the Company pursuant to the terms hereof.

      This Note has been issued pursuant to the terms of an Application for an Agreed Judgment among Dimotech Ltd., the Plaintiff, and Robert P. Hickey and Life Medical Sciences, Inc., the Defendants, Civil Case No. 19649/00, in the Magistrate Court of Haifa, Israel, which Application was approved by the Court on the Date of Issuance (the "Application"). The Application is incorporated herein by reference. To the extent of any inconsistency between the provisions of the Application and the provisions of this Note, the provisions of this Note shall control.

      Certain capitalized terms used herein are defined in Section 9 hereof.

      SECTION 2. Conversion of Note.

      2A. Conversion. So long as this Note is outstanding (the "Exercise Period") at any time and from time to time, the Holder may convert all or any portion of the outstanding principal hereof and accrued and unpaid interest thereon (the "Debt"), into a number of shares of Common Stock (including any fraction of a share) computed by dividing the portion of the Debt to be converted by the Conversion Price (defined in Section 3 below) then in effect. At the time of any conversion of the Debt or a portion thereof, the rights of the Holder with respect to such portion of the Debt so converted shall cease and the Holder so converting shall be deemed to have become the record holder of the shares of Common Stock issuable upon such conversion.

      Notwithstanding the foregoing or anything to the contrary contained herein, in the event the Company shall have outstanding at the Conversion Time any class of stock ranking senior to the Common Stock upon liquidation, dissolution or winding up ("Liquidation") of the Company (a "Senior Preferred"), then upon any conversion of Debt (but in this case only principal shall be convertible and interest shall be paid in cash) by the Holder hereunder, the Holder shall have the right to acquire, in lieu of Common Stock and to the extent then available from the Company's authorized capital stock, the Senior Preferred or if there are then more than one class of Senior Preferred outstanding, the Senior Preferred having the highest priority upon Liquidation. The number of shares of such Senior Preferred which the Holder shall have the right to so acquire shall be equal to the principal amount of the Debt being converted divided by the price per share of such Senior Preferred (adjusted for stock splits and the like, if any), paid by the purchasers thereof (without allocating any portion of the purchase price allocated to warrants, if any, issued together with the Senior Preferred in the form of units); provided, however, that if the Senior Preferred is convertible into Common Stock, then the Holder shall be entitled to receive, upon such conversion, no more than a number of Senior Preferred shares which, at the then existing conversion rate, would convert into 40,000 shares of Common Stock (adjusted for stock splits and the like).

      2B. Conversion Procedure. (i) Except as otherwise provided herein, each conversion of the Debt or a portion thereof shall be deemed to have occurred when all of the following items have been delivered to the Company during the Exercise Period (the "Conversion Time"):

      (a) a completed Conversion Agreement, in the form set forth in Exhibit A hereto and as described in Section 2C below, executed by the Holder;

      (b) this Note; and

      (c) if the Holder is not Dimotech, an Assignment or Assignments in the form set forth in Exhibit B hereto evidencing the assignment of this Note to the Holder;

      (ii) Certificates for shares of Common Stock issuable by reason of such conversion shall be delivered by the Company to the Holder promptly after the date of the Conversion Time together with any cash payable in lieu of a fraction of a share pursuant to Section 14 hereof. Unless this Note has been paid or converted in full, the Company shall prepare a new Note, substantially identical hereto, representing the portion of the Debt not being converted or paid


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

and shall promptly deliver such new Note to the person designated for delivery in the Conversion Agreement.

      (iii) The shares of Common Stock issuable upon the conversion of the Debt or a portion thereof shall be deemed to have been issued to the Holder at the Conversion Time, and the Holder shall be deemed for all purposes to have become the registered holder of such shares at the Conversion Time.

      (iv) The Company shall not close its books against the transfer of this Note or of any shares of Common Stock issued or issuable upon the conversion of the Debt or a portion thereof in any manner which interferes with the timely exercise of the conversion rights under this Note.

      (v) The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the conversion of this Note, the maximum number of shares of Common Stock issuable upon the conversion of this Note. All shares which are so issuable shall, when issued, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges. The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of this Note.

      2C. Conversion Agreement. Upon any conversion under this Note, the Holder shall deliver to the Company a Conversion Agreement in substantially the form set forth in Exhibit A hereto, except that if the shares issuable upon such conversion are not to be issued in the name of the Holder, the Conversion Agreement shall also state the name of the person to whom the certificates for such shares are to be issued, and if the number of such shares to be issued does not include all of the shares of Common Stock issuable hereunder, it shall also state the name of the person to whom a new Note is to be issued.

      SECTION 3. Adjustment of Conversion Price and Number of Shares.

      The initial Conversion Price shall be $1.00. In order to prevent dilution of the conversion rights granted under this Note, the initial Conversion Price shall be subject to adjustment from time to time (as so adjusted, the "Conversion Price") as provided in this Section 3.

      3A. Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

      3B. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Holder) to ensure that the Holder shall thereafter have the right to acquire and receive upon conversion hereof, in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon conversion hereunder, such shares of stock, securities or assets as such Holder would have received in connection with such Organic Change if such holder had converted this Note immediately prior to such Organic Change. In each such case, the Company shall also make appropriate provision (in form and substance satisfactory to the Holder) to insure that the provisions of this Section 3 hereof shall thereafter be applicable to this Note (including, in the case of any such Organic Change in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such Organic Change and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion under this Note, if the value so reflected is less than the Conversion Price in effect immediately prior to such Organic Change).

      3C. Notices. (i) Promptly after any adjustment of the Conversion Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment. (ii) The Company shall give written notice to the Holder at least 10 days prior to the date on which the Company closes its books or takes a record (a) with respect to any dividend or distribution upon its Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation. (iii) The Company shall also give written notice to the Holder at least 10 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

      SECTION 4. Prepayment.

      The Company shall have the right to prepay, without penalty, at any time or times after the date hereof, upon not less than five (5) days' prior written notice to the Holder, all or any portion of the outstanding principal balance of this Note, together with interest on the principal amount prepaid accrued to the date of prepayment. Notwithstanding the giving of any prepayment notice hereunder, the Holder shall continue to have the right to convert this Note into common stock of the Company in accordance with Section 2 hereof, including with respect to the principal and accrued interest being prepaid until such prepayment is actually made.

      SECTION 5. Security Interest.

      To secure payment of the principal amount of this Note, the Company grants and pledges to the Holder a security interest in all of the Company's right, title and interest in, to and under the collateral set forth on Exhibit C hereto, including without limitation all proceeds thereof (the "Collateral").

      SECTION 6. No Voting Rights; Limitations of Liability.

      This Note shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to acquire shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder for the Conversion Price of shares of Common Stock acquirable by conversion hereof or as a stockholder of the Company.

      SECTION 7. Transferability.

      Subject to the transfer conditions referred to in the legend endorsed hereon and applicable securities laws, this Note and all rights hereunder are transferable, in whole or in part, without charge to the Holder, upon surrender of this Note with a properly executed Assignment (in the form of Exhibit A hereto) at the principal office of the Company, but only with the prior written consent of the Company, such consent not to be unreasonably withheld, provided, however, that no such consent shall be required if any such transfer is to an Affiliate of Dimotech.

      SECTION 8. Note Exchangeable for Different Denominations.

      This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Notes of like tenor representing in the aggregate Debt hereunder, and each of such new Notes shall represent such portion of Debt as is designated by the Holder at the time of such surrender. At the request of the Holder (pursuant to a transfer of Notes or otherwise), this Note may be exchanged for one or more Notes. The "Date of Issuance" of this Note shall be August 6, 2001 regardless of the number of times new Notes shall be issued. All Notes representing portions of the rights hereunder are referred to herein as the "Notes."

      SECTION 9. Definitions.

      The following terms have the meanings set forth below:

      "Common Stock" means the Company's Common Stock, $.001 par value per share, or any securities into which such Common Stock is hereafter converted or exchanged.

      "Fair Market Value" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed or as reported on the NASDAQ National Market, or, if there has been no sales on any such exchange or reported on the NASDAQ National Market on any day, the average of the highest bid and lowest asked prices on all such exchanges or reported at the end of such day, or, if on any day such security is not so listed or included in the NASDAQ National Market, the average of the representative bid and asked prices quoted in the NASDAQ Stock Market as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 11 days consisting of the day as of which "Fair Market Value" is being determined and the 10 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ National Market, the NASDAQ Stock Market or the over-the-counter market, the

"Fair Market Value" shall be determined in good faith by the Board of Directors of the Company, whose determination shall be binding upon the Holder.

      SECTION 10. Replacement.

      Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Note, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

      SECTION 11. Defaults.

      The Holder may by a notice in writing to the Company declare the entire unpaid principal and accrued interest on this Note immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company, if any of the following events (each, an "Event of Default") shall occur:

      (i) Failure to make payment of principal of the Note and accrued interest thereon when due; or

      (ii) The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it under applicable federal or state law, or the consent by it to, or acquiescence in, the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official, of the Company, or of any substantial part of its property; or

      (iii) Within 90 days after the commencement of proceedings against the Company seeking any bankruptcy, insolvency, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or the stay of any such order or proceedings shall thereafter be set aside, or, within 90 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

      Upon the occurrence of an Event of Default for failure to pay interest when due, the Company shall be obligated to pay to the Holder, upon request and in addition to principal and interest otherwise then owing hereunder, an amount in cash equal to 20% of the then outstanding principal amount of the Note. Upon the occurrence of an Event of Default for failure to pay the principal amount of this Note when due, the Company shall be obligated to pay to the Holder, upon request and in addition to the principal and interest otherwise due hereunder, an amount in cash equal to $10,000. The foregoing rights of the Holder upon the occurrence of an Event of Default shall be in addition to any other rights of the Holder at law or in equity, including, without limitation, rights of the Holder as a secured party to proceed against the Collateral under the Uniform Commercial Code as adopted in the State of New York.

      SECTION 12. Notices.

      Except as otherwise expressly provided herein, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Company, at its principal executive offices and
(ii) to the Holder, at such Holder's address as it appears in the records of the Company (unless otherwise indicated by such Holder).

      SECTION 13. Amendment and Waiver.

      No amendment, modification or waiver will be binding or effective with respect to any provision of this Note without the prior written consent of the party to be charged.

      SECTION 14. Fractions of Shares.

      If any fractional interest in a Conversion Share would, except for the provisions of this subparagraph, be delivered upon any conversion under of this Note, at the request of the Holder the Company, in lieu of delivering the fractional share therefor, shall pay an amount to the Holder thereof equal to the Fair Market Value of such fractional interest as of the date of conversion.

      SECTION 15. Miscellaneous.

      (i) This Note may only be transferred in compliance with applicable state and federal laws. All rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, and administrators of the parties.

      (ii) The descriptive headings of the several Sections and paragraphs of this Note are inserted for convenience only and do not constitute a part of this Note. THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. This Note shall be governed by the laws of the State of New York applicable to contracts between New York residents wholly to be performed in New York.

      (iii) If any payment is required to be made hereunder on a day on which businesses are not generally open for business in the State of New Jersey, then such payment shall be required to be made on the next succeeding day on which business are generally open for business in such State.

            IN WITNESS WHEREOF, the Company has caused this Note to be signed and attested by its duly authorized officers under its corporate seal and to be dated as of the date hereof.

                                         LIFE MEDICAL SCIENCES, INC.


                                         By: /s/ ROBERT P. HICKEY
                                            ------------------------------------
                                            Name: Robert P. Hickey
                                              Title:  Chairman, President & CEO

Acknowledged and Agreed:

DIMOTECH, LTD.


By:
   --------------------------
      Name:
      Title:

                                    EXHIBIT A

                              Conversion Agreement

      The undersigned irrevocably elects to convert $___________ of the principal amount of, and accrued but unpaid interest on, the 6.5% Convertible Secured Promissory Note (the "Note") into _________ shares of Common Stock (the "Common Stock") of Dimotech Ltd. (the "Company") according to the conditions set forth in the Note as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

      The undersigned represents and warrants that the undersigned is an "accredited investor" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and that the undersigned is acquiring the Securities for its own account. The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable upon conversion shall be made pursuant to the registration of such shares of Common Stock under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under such Act.

Date of conversion:_________________

Signature:__________________________

Name:_______________________________

Address:____________________________

        ____________________________

        ____________________________


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

                                    EXHIBIT B

                                 Assignment Form


      To assign the Note, fill in the form below:

      (I) or (We) assign and transfer the Note to:


                 (Insert Assignee's Soc. Sec. Or Tax I.D. No.)


             (Print or type assignee's name, address and zip code)


and irrevocably appoint ________________________________________________________
to transfer the Note on the books of the Company. The agent may substitute another to act for him/her.

Date:_________________________  Your Signature:_________________________________
                                (Sign exactly as your name appears on the other side of the Note)


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

                                    EXHIBIT C

                            Description of Collateral

The collateral consists of all of the Company's right, title, and interest in and to the following:

      All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), tangible personal property, and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located.

      All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of the Company's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above.

      All now existing and hereafter arising accounts, contract rights, royalties, license rights, and all other forms of obligations owing to Company arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Company, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Company.

      All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and the Company's books relating to the foregoing.


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